EXHIBIT 10.2

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [________] [__], 20[___], between Residential Funding Company, LLC, a Delaware limited liability company ("RFC") and Residential Asset Mortgage Products, Inc., a Delaware corporation (the "Company").

                                    Recitals

            A. RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers pursuant to which such seller/servicers sell mortgage loans to RFC.

            B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts.

            C. The Company, RFC, as master servicer, and [__________], as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of [________] [__], 20[___] (the "Pooling and Servicing Agreement"),
pursuant to which the Trust will issue Mortgage Asset-Backed Pass-Through Certificates, Series 20[__]-RZ[__] (the "Certificates") consisting of [twenty-five classes designated as Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class B-3, Class SB, Class R-I and Class R-II], representing beneficial ownership interests in a trust fund consisting primarily of a pool of fixed and adjustable rate one- to four-family mortgage loans identified on Exhibit F to the Pooling and Servicing Agreement (the "Mortgage Loans").

            D. In connection with the purchase of the Mortgage Loans, the Company will assign to RFC a de minimis portion of the [Class R-I and Class R-II] Certificates (the "Retained Certificates").

            E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company.

            F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

      NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

            1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

            2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $[________], including accrued interest, and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note, as defined in the following sentence) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A Destroyed Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

            The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless, (a) this Agreement is intended to be and hereby is deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the

Mortgage Loans including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company, (2) any change of location of the place of business, state of formation or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

            3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

            4. RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

            (a) The information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

            (b) Each  Mortgage  Loan  constitutes  a  qualified  mortgage  under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

            (c) Immediately prior to the conveyance of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Company free and clear of any pledge, lien, encumbrance or security interest;

            (d) Each Mortgage Note constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights;

            (e) To the best of RFC's knowledge as of the Cut-off Date, there is no default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

            (f) As of the Cut-off Date, [none] of the Mortgage Loans are 30 days or more delinquent in payment of principal and interest;

            (g) [None] of the Mortgage Loans are Buydown Mortgage Loans;

            (h) To the best of RFC's knowledge, there is no delinquent tax or assessment lien against any related Mortgaged Property;

            (i) No Mortgagor has any valid right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage, except as may be provided under the Relief Act;

            (j) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government;

            (k) (1) The proceeds of each Mortgage Loan have been fully disbursed and (2) to the best of Seller's knowledge, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

            (l) To the best of RFC's knowledge, with respect to each Mortgage Loan, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy;

            (m) With respect to each Mortgage Loan, a policy of title insurance was effective as of the closing of each Mortgage Loan, is valid and binding, and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided;

            (n) To the best of RFC's knowledge, each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and RFC knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

            (o) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, or (ii) by judicial foreclosure or, if applicable, non-judicial foreclosure, and to the best of RFC's knowledge, there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

            (p) To the best of RFC's knowledge, with respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

            (q) If the improvements securing a Mortgage Loan are located in a federal designated special flood hazard area, flood insurance in the amount required under the

      Program Guide covers such Mortgaged Property (either by coverage under the federal flood insurance program or by coverage from private insurers);

            (r) With respect to each Mortgage Loan, any appraisal made in connection with the origination of the Mortgage Loan was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

            (s) Each Mortgage Loan is covered by a standard hazard insurance policy;

            (t) To the best of RFC's knowledge, any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

            (u) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

            (v) As of the Cut-off Date, [none] of the Mortgage Loans are secured by a leasehold estate. If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

            (w) Each Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws;

            (x) [None] of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994. [None] of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of the loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

            (y) To the best of RFC's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner;

            (z) [None] of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies;

            (aa) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.7 Revised, Appendix E) (attached hereto as Exhibit A));

      provided that no representation and warranty is made in this clause (aa) with respect to any Mortgage Loan secured by a Mortgaged Property located in the States of Kansas or West Virginia; and provided further that no Qualified Substitute Mortgage Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in Appendix E of the Standard & Poor's
      Glossary For File Format For LEVELS(R) in effect on the date of substitution, with such exceptions thereto as the Company and Standard & Poor's may reasonably agree);

            (bb)  No  Mortgage   Property   consists  of  a  mobile  home  or  a
      manufactured   housing  unit  that  is  not  permanently  affixed  to  its foundation;

            (cc) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder;

            (dd) With respect to each Mortgage Loan, either (i) each Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

            (ee) No Mortgage Loan has a prepayment penalty term that extends beyond five years after the date of origination; and

            (ff) No Mortgage Loan provides for deferred interest or negative amortization.

      Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event as described in
Section 5 below, which materially and adversely affects the interests of any holders of the Certificates or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation set forth in clause (w) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

            5. With respect to each Mortgage Loan, a repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date hereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

            RFC hereby represents and warrants to the Company that, with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

                            [Signature Page Follows]

            This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

      IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.

                                                RESIDENTIAL FUNDING COMPANY, LLC

                                                By: ____________________________
                                                    Name:
                                                    Title:

                                                RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.

                                                By: ____________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT A

                APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                      FILE FORMAT FOR LEVELS(R) VERSION 5.7

                                REVISED [________] [__], 20[___]

           APPENDIX E - Standard & Poor's Predatory Lending Categories

      Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

      Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------
                                                                                          Category under
                                   Name of Anti-Predatory Lending                        Applicable Anti-
  State/Jurisdiction                     Law/Effective Date                           Predatory Lending Law
---------------------------------------------------------------------------------------------------------------
Arkansas                     Arkansas Home Loan Protection Act, Ark. Code         High Cost Home Loan
                             Ann. ss.ss. 23-53-101 et seq.

                             Effective July 16, 2003
---------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.        Covered Loan
                             757.01 et seq.

                             Effective June 2, 2003
---------------------------------------------------------------------------------------------------------------
Colorado                     Consumer Equity Protection, Colo. Stat. Ann.         Covered Loan
                             ss.ss. 5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1, 2003.
                             Other provisions of the Act took effect on
                             June 7, 2002
---------------------------------------------------------------------------------------------------------------
Connecticut                  Connecticut Abusive Home Loan Lending Practices      High Cost Home Loan
                             Act, Conn. Gen. Stat. ss.ss. 36a-746 et seq.

                             Effective October 1, 2001
---------------------------------------------------------------------------------------------------------------
District of Columbia         Home Loan Protection Act, D.C. Code ss.ss.           Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                          Category under
                                   Name of Anti-Predatory Lending                        Applicable Anti-
  State/Jurisdiction                     Law/Effective Date                           Predatory Lending Law
---------------------------------------------------------------------------------------------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann. ss.ss.             High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code Ann.              High Cost Home Loan
Mar. 6, 2003)                ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6 2003
---------------------------------------------------------------------------------------------------------------
Georgia as amended           Georgia Fair Lending Act, Ga. Code Ann.              High Cost Home Loan
(Mar. 7, 2003 - current)     ss.ss. 7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------------------------------------------------------------------------------------------
HOEPA Section 32             Home Ownership and Equity Protection Act of          High Cost Loan
                             1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss.
                             226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------------------------------------------------------------------------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.                  High Risk Home Loan
                             Stat. tit. 815, ss.ss. 137/5 et seq.

                             Effective  January  1,  2004  (prior  to this
                             date,  regulations under Residential Mortgage
                             License Act effective from May 14, 2001)
---------------------------------------------------------------------------------------------------------------
Indiana                      Indiana Home Loan Practices Act, Ind. Code Ann.      High Cost Home Loans
                             ss.ss. 24-9-1-1 et seq.

                             Effective January 1, 2005; amended by 2005 HB
                             1179, effective July 1, 2005
---------------------------------------------------------------------------------------------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann. ss.ss.         High Loan to Value Consumer
                             16a-1-101 et seq.                                    Loan (id. ss. 16a-3-207) and;

                             Sections 16a-1-301 and 16a-3-207 became              -----------------------------
                             effective April 14, 1999; Section 16a-3-308a         High APR Consumer Loan
                             became effective July 1, 1999                        (id. ss. 16a-3-308a)

---------------------------------------------------------------------------------------------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan Act, Ky.      High Cost Home Loan
                             Rev. Stat. ss.ss. 360.100 et seq.

                             Effective June 24, 2003
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                          Category under
                                   Name of Anti-Predatory Lending                        Applicable Anti-
  State/Jurisdiction                     Law/Effective Date                           Predatory Lending Law
---------------------------------------------------------------------------------------------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit. 9-A,           High Rate High Fee Mortgage
                             ss.ss. 8-101 et seq.

                             Effective September 29, 1995 and as amended
                             from time to time
---------------------------------------------------------------------------------------------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 et      High Cost Home Loan
                             seq. and 209 C.M.R. ss.ss. 40.01 et seq.

                             Effective  March 22,  2001 and  amended  from
                             time to time
---------------------------------------------------------------------------------------------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.        Home Loan
                             598D.010 et seq.

                             Effective October 1, 2003
---------------------------------------------------------------------------------------------------------------
New Jersey                   New Jersey Home Ownership Security Act of 2002,      High Cost Home Loan
                             N.J. Rev. Stat. ss.ss. 46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------------------------------------------------------------------------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev. Stat.            High Cost Home Loan
                             ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004; Revised as of
                             February 26, 2004
---------------------------------------------------------------------------------------------------------------
New York                     N.Y. Banking Law Article 6-1                         High Cost Home Loan

                             Effective for applications made on or after
                             April 1, 2003
---------------------------------------------------------------------------------------------------------------
North Carolina               Restrictions and Limitations on High Cost Home       High Cost Home Loan
                             Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                             Effective  July 1, 2000;  amended  October 1,
                             2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                          Category under
                                   Name of Anti-Predatory Lending                        Applicable Anti-
  State/Jurisdiction                     Law/Effective Date                           Predatory Lending Law
---------------------------------------------------------------------------------------------------------------
Ohio                         H.B. 386 (codified in various sections of the        Covered Loan
                             Ohio Code), Ohio Rev. Code Ann. ss.ss. 1349.25
                             et seq.

                             Effective May 24, 2002
---------------------------------------------------------------------------------------------------------------
Oklahoma                     Consumer Credit Code (codified in various            Subsection 10 Mortgage
                             sections of Title 14A)

                             Effective July 1, 2000; amended effective
                             January 1, 2004
---------------------------------------------------------------------------------------------------------------
South Carolina               South Carolina High Cost and                         High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code Ann.
                             ss.ss. 37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------------------------------------------------------------------------------------------
West Virginia                West Virginia Residential Mortgage Lender,           West Virginia Mortgage
                             Broker and Servicer Act, W. Va. Code Ann.            Loan Act Loan
                             ss.ss. 31-17-1 et seq.

                             Effective June 5, 2002
---------------------------------------------------------------------------------------------------------------

      Standard & Poor's Covered Loan Categorization

---------------------------------------------------------------------------------------------------------------
                                                                                          Category under
                                   Name of Anti-Predatory Lending                        Applicable Anti-
  State/Jurisdiction                     Law/Effective Date                           Predatory Lending Law
---------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code Ann.              Covered Loan
Mar. 6, 2003)                ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------
New Jersey                   New Jersey Home Ownership Security Act of 2002,      Covered Home Loan
                             N.J. Rev. Stat. ss.ss. 46:10B 22 et seq.

                             Effective November 27, 2003 - July 5, 2004
---------------------------------------------------------------------------------------------------------------

      Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------
                                                                                          Category under
                                   Name of Anti-Predatory Lending                        Applicable Anti-
  State/Jurisdiction                     Law/Effective Date                           Predatory Lending Law
---------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code Ann. ss.ss.       Home Loan
Mar. 6, 2003)                7-6A-1 et seq.

                             Effective October 1, 2002 - March 6, 2003
---------------------------------------------------------------------------------------------------------------
New Jersey                   New Jersey Home Ownership Security Act of 2002,      Home Loan
                             N.J. Rev. Stat. ss.ss. 46:10B- 22 et seq.

                             Effective for loans closed on or after November
                             27, 2003
---------------------------------------------------------------------------------------------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev. Stat.            Home Loan
                             ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004; Revised as of
                             February 26, 2004
---------------------------------------------------------------------------------------------------------------
North Carolina               Restrictions and Limitations on High Cost Home       Consumer Home Loan
                             Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                             Effective  July 1, 2000;  amended  October 1,
                             2003 (adding open-end lines of credit)
---------------------------------------------------------------------------------------------------------------
South Carolina               South Carolina High Cost and Consumer Home           Consumer Home Loan
                             Loans Act, S.C. Code Ann. ss.ss. 37-23-10
                             et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------------------------------------------------------------------------------------------